1 GALAXY As of June 30, 2025 Q2 · 25 Investor.galaxy.com Exhibit 99.2

2 GALAXY D is cl ai m er This document, and the information contained herein, has been provided to you by Galaxy Digital Inc. and its affiliates (“Galaxy Digital” or “Galaxy”) solely for informational purposes. This document may not be reproduced or redistributed in whole or in part, in any format, without the express written approval of Galaxy Digital. Neither the information, nor any opinion contained in this document, constitutes an offer to buy or sell, or a solicitation of an offer to buy or sell, any advisory services, securities, futures, options or other financial instruments or to participate in any advisory services or trading strategy. Nothing contained in this document constitutes investment, legal or tax advice. You should make your own investigations and evaluations of the information herein. Any decisions based on information contained in this document are the sole responsibility of the reader. 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CAUTION ABOUT FORWARD-LOOKING STATEMENTS Certain statements in these materials constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PLSRA”), Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “forward-looking information” under Canadian securities laws (collectively, “forward-looking statements”). In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of Galaxy Digital’s future financial performance or results, our anticipated growth strategies, anticipated trends in our business or future events and circumstances. These statements are only predictions based on Galaxy Digital’s current expectations, estimates, forecasts and projections about future events and trends that may affect the business, results of operations, financial condition and prospects. And as a result, these statements involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of Galaxy Digital and which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. For a further discussion of these risks, uncertainties and assumptions, please see the section titled “Risk Factors” in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the Securities Exchange Commission on August 5, 2025, and available on Galaxy’s profile at www.sec.gov/edgar. Forward-looking statements are provided as a general guide only, and should not be relied on as an indication or guarantee of future performance. They can be affected by inaccurate assumptions we might make or by known or unknown risks or uncertainties. Given these uncertainties, recipients are cautioned to not place undue reliance on any forward-looking statement. Forward-looking statements speak only as of the date they are made. Subject to any continuing obligations under applicable law Galaxy Digital disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements in these materials to reflect any change in expectations in relation to such forward-looking statements or any change in events, conditions or circumstances on which any such statement is based. ©Copyright Galaxy Digital 2025 All rights reserved. ®Registered Service Mark of Galaxy Digital Holdings LP Galaxy manages a number of funds, including the Galaxy Crypto Index Fund, Galaxy Ethereum Fund, the Galaxy Bitcoin Funds, the Galaxy Liquid Crypto Fund, the Galaxy Venture Fund I, the Galaxy Interactive Family of Funds and the Galaxy Vision Hill Family of Funds (each a “Fund” and together “Galaxy Funds”) which invests in digital assets. The Information is not an offer to buy or sell, nor is it a solicitation of an offer to buy or sell, interests in the Fund or any advisory services or any other security or to participate in any advisory services or trading strategy. If any offer and sale of securities is made, it will be pursuant to the confidential offering memorandum of the Fund (the “Offering Memorandum”). Any decision to make an investment in the Fund should be made after reviewing such Offering Memorandum, conducting such investigations as the investor deems necessary and consulting the investor’s own investment, legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment. The performance of the Fund will vary from the performance of the relevant Index that it tracks. None of the Information has been filed with the SEC, any securities administrator under any state securities laws or any other governmental or self-regulatory authority. No governmental authority has opined on the merits of the offering of any securities by the Fund or Galaxy, or the adequacy of the information contained herein. Any representation to the contrary is a criminal offense in the United States. Investing in the Funds and digital assets involves a substantial degree of risk. There can be no assurance that the investment objectives of the Fund will be achieved. Any investment in the Fund may result in a loss of the entire amount invested. Investment losses may occur, and investors could lose some or all of their investment. Neither historical returns nor economic, market or other performance is an indication of future results. In addition to our results determined in accordance with GAAP, this presentation and the accompanying tables contain adjusted gross profit, adjusted EBITDA and EBITDA margin, which are non-GAAP financial measures. Adjusted gross profit, adjusted EBITDA and EBITDA margin are unaudited, presented as supplemental disclosure and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Please see slide 16 for a reconciliation of adjusted gross profit to revenues and gains / (losses) from operations (including for our individual segments) during the three months ended June 30, 2025, and of adjusted EBITDA to net income (loss) (including for our individual segments) during the three months ended June 30, 2025. It is important to note that the particular items we exclude from, or include in, adjusted gross profit, adjusted EBITDA and EBITDA margin may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry. We also periodically review our non-GAAP financial measures and may revise these measures to reflect changes in our business or otherwise. We believe adjusted gross profit is a helpful non-GAAP financial measure to our management and investors because it eliminates the impact of the directly attributable transaction expenses. As such, it provides useful information about our financial performance, enhances the overall understanding of our past performance and future prospects, allows for greater transparency with respect to important metrics used by our management for financial, risk management and operational decision-making and provides an additional tool for investors to use to understand and compare our operating results across accounting periods. Adjusted EBITDA is a non-GAAP financial measure that is used by management, in addition to GAAP financial measures, to understand and compare our operating results across accounting periods, for risk management and operational decision-making. This non-GAAP measure provides investors with additional information in evaluating the Company’s operating performance. Adjusted EBITDA represents Net income / (loss) excluding (i) equity based compensation, (ii) interest expense on structural debt, (iii) taxes, (iv) depreciation and amortization expense, (v) gains and losses on the embedded derivative on our exchangeable notes which ceased to exist upon consolidation as a result of the Reorganization Transactions, (vi) mining-related impairment loss / loss on disposal of mining equipment, (vii) settlement expense, (viii) other (income) / expense, net and (ix) and reorganization and reorganization merger costs.. The above items are excluded from our Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations, and render comparisons with prior periods and competitors less meaningful. EBITDA Margin is defined as EBITDA, divided by revenue minus pass through expenses for the same period. This non-GAAP financial measure is commonly used as an analytical indicator of performance by investors within the industries in which we operate. EBITDA margin is not a measure of financial performance under GAAP. Items excluded from EBITDA Margin are significant components in understanding and assessing financial performance. EBITDA Margin should not be considered in isolation or as an alternative to or a substitute for financial statement data presented in Galaxy’s Digital’s consolidated financial statements as indicators of financial performance or liquidity (which, in the case of EBITDA margin, is net income margin).

3 GALAXY Equity Capital $2.6B Note: All figures as of June 30, 2025. (1) Adjusted Gross Profit is a non-GAAP financial measure. Refer to page 16 for more information and a non-GAAP to GAAP reconciliation. (2) Adjusted EBITDA is a non-GAAP financial measure. Refer to page 16 for more information and a non-GAAP to GAAP reconciliation. Galaxy is a global leader in digital assets and data center infrastructure, delivering solutions that accelerate progress in finance and AI Company Snapshot Q2 2025 Net Income $31M Q2 2025 Adjusted Gross Profit $299M Q2 2025 Adjusted EBITDA $211M Complementary offerings across two main operating businesses: Digital Assets Institutional-grade digital asset solutions built to support the dynamic needs of an evolving financial ecosystem. Global Markets Asset Management & Infrastructure Solutions Data Centers Developing world-class, high-performance computing infrastructure designed to meet the growing demand for large-scale, power-ready facilities. High-Performance Computing Infrastructure Employees Globally 600+ 2 1

4 GALAXY Galaxy Leadership Team Erin Brown Chief Operating Officer Andrew Taubman Deputy Chief Operations Officer Andrew Siegel General Counsel & Chief Compliance Officer Jason Urban Global Head of Trading Chris Ferraro President & CIO Mike Novogratz Founder & CEO Tony Paquette Chief Financial Officer Michael Ashe Head of Strategy & Corporate Development Sebastian Benkert Chief Marketing Officer Rob Cornish Chief Technology Officer Francesca Don Angelo Deputy General Counsel & Corporate Secretary Steve Kurz Global Head of Asset Management Tom Harrop Chief Risk Officer Leinee Hornbeck Chief People Officer Leon Marshall CEO of Galaxy Europe & Global Head of Sales A deep bench of experts in capital markets, asset management, digital assets, investing, and technology.

5 GALAXY Our Opportunity

6 GALAXY (1) Source: CoinGecko. Market data as of 7/31/2025. (2) Source: FactSet & World Gold Council. Market data as of 7/31/2025. (3) Source: MacroMicro. Represents Global M2 Money Supply of Major Central Banks as of May 2025. (4) Source: SIBLIS Research, Data as of January 1, 2025 (5) Source: SIFMA. Data represents full year 2023. (6) Source: Savills. Data as of 2023. Digital Assets | Early Innings of a Massive Opportunity Digital Assets See Significant Growth Potential in Global Wealth Allocation Digital Assets Positioned for Institutional Growth Value of Global Assets $2T $4T $23T $95T $128T $141T $380T Bitcoin Global Crypto Market Cap Gold M2 Global Equities Global Bonds Real Estate543 621 1 Over $700 trillion in assets could be tokenized as blockchain technology reshapes traditional markets Transformational Asset Class Digital assets combine value, energy, computing, and information, forming a new category of investable opportunities at the intersection of technology and finance Bridging Innovation and Tradition Institutional-grade products like ETFs, derivatives, and tokenized securities are accelerating adoption by traditional investors Maturing Infrastructure The core infrastructure supporting digital assets is rapidly maturing, following the same evolutionary path as traditional financial markets

7 GALAXY Source: McKinsey, Dell’Oro Group. (1) Includes Cloud, Colocation, Telco and Enterprise. Data Centers | Early Innings of a Massive Opportunity 55 GW 219 GW 2023 2030 Investment Momentum Expected to Accelerate as Demand Grows 800 MW 800 MW 3.5 GW Committed Capacity Approved Capacity With Additional Load Capacity Under Study Helios Positioned to Succeed in a Supply-Constrained Market $349B $464B $571B $693B $800B 2024 2025 2026 2027 2028 Global Annual Data Center IT CapEx1 Global Data Center Demand • The U.S. faces a projected 15+ GW supply shortfall by 2030 • Meeting this demand requires building 2x the capacity built in the past 24 years — in under 5 years • Rare opportunity for fast, large-scale infrastructure deployment Helios Load Capacity Ramp-Up +2,700 MW Global Demand for Data Center Capacity Expected to Quadruple by 2030 Unlocking 4x Expansion in Load Capacity Hyperscalers are projected to invest over $350 billion in data center capex in 2025

8 GALAXY Digital Assets Serving the digital asset ecosystem end-to-end. Global Markets Asset Management & Infrastructure Solutions

9 GALAXY Global Markets Investment Banking Franchise Trading Sell-side trading desk offering spot and derivative over-the-counter trading, lending, and structured products 001 Principal Liquidity Access to a deep network of exchanges and market makers Specialized crypto and financial advisory services to global public and private clients in digital asset, Web3, and blockchain sectors DIGITAL ASSETS PLATFORM Global Markets Asset Management & Infrastructure Solutions 002 Derivatives Speculate, diversify, and hedge risk  Margin lending  Leverage  Collar Loans  Hedging Solutions  Treasury Management  Instant Liquidity  Miner Financing  CLOs 003 Lending & Structured Products Leverage digital assets securely with a regulated lending institution Total Trading Counterparties 1,445 Average Loan Book Size1 $1.1B Unique Crypto Assets Supported 100+ 001 M&A Advisory 002 Equity & Debt Capital Markets 003 General Advisory NOTABLE CLIENTS Note: All financial figures in this overview are in US Dollars, unless otherwise stated. All figures as of June 30, 2025. Securities products and services are offered by Galaxy Digital Partners LLC, a member of FINRA and SIPC. (1) For the period April 1, 2025 through June 30, 2025. Represents the average market value of all open loans, excluding uncommitted credit facilities. June 2025 has acquired Exclusive Financial Advisor to Bitstamp

10 GALAXY DIGITAL ASSETS PLATFORM

Global Markets | Asset Management & Infrastructure Solutions

Asset Management & Infrastructure Solutions

Asset Management

High-conviction investing across public and private markets in digital assets, blockchain technology, and emerging technology

001
Alternatives

Venture capital, hedge fund, and liquid token strategies, offering broad exposure to high-growth opportunities across the ecosystem

002
Global ETFs / ETPs

Passive and active investment solutions via partnerships with leading institutions

KEY PARTNERSHIPS[1]

State Street Global Advisors, Invesco, CI Global Asset Management, Itaú Asset, DWS, Bloomberg, Morgan Stanley, VettaFi, Alerian, CAIS

003
Crypto Services

- Index Construction
- Treasury Mandates
- Opportunistic Investments
- SPVs/Co-Invests

COMBINED ASSETS ON PLATFORM[2]

$9B

- Alternatives $2.4B
- ETFs / ETPs $3.3B
- Staked Assets $3.1B

Infrastructure Solutions

Institutional-grade staking and custody solutions, built for customization and security

001
Staking Solutions

- Staking Services
- Staking Consulting
- Staked Assets as Collateral
- Staking Operating System

SUPPORTED ASSETS

ethereum, Solana, Celestia, Sui, EigenLayer, Avalanche, NEAR, akash, Injective

002
GK8

Secure, institutional-grade self-custody and operational infrastructure solutions

- Self-Custody Technology
- Integrated Tokenization Platform
- Unlimited Multi-Party Computation

Note: Data as of June 30, 2025, unless otherwise noted. All third-party company product and service names in this presentation are for identification purposes only. The product names, logos, and brands are the property of their respective owners. Use of these names, logos, and brands does not imply endorsement.

(1) Inclusive of global partner ETFs/ETPs offered in North America, South America, and Europe and includes private, passive funds which are a different wrapper for similar products Galaxy Asset Management also offers in an ETF structure.

(2) $268 million of assets are counted in both AUS and AUM due to the SBET mandate and TIA prop units.

11 GALAXY

Balance Sheet Net Digital Asset and Investment Exposure

Balance Sheet

The Company's balance sheet maintains exposure to the digital asset ecosystem through a diversified allocation across spot positions, ETFs, venture investments, private equity holdings and fund investments.


Bitcoin [1]
$748M
Ether [2]
$196M
Other Token Exposure [3]
$330M
Venture & Fund Investments [4]
$718M

Note: Galaxy also held digital asset derivative positions not reflected in pie chart.
(1) Includes spot BTC, associated tokens such as wrapped BTC, and interests in investment vehicles designed to hold BTC.
(2) Includes spot ETH, associated tokens such as wrapped ETH, and interests in investment vehicles designed to hold ETH.
(3) Represents spot and interests in investment vehicles that provide exposure to other digital assets.
(4) Includes venture, private equity and fund investments held on Galaxy's balance sheet.

AllUnity

AllUnity is launching EURAU – the first euro-denominated, fully reserved stablecoin initiative

Enables seamless access to digital assets and on-chain settlement for those transacting in the European economy and EUR-denominated trade.

Market Opportunity

Euro stablecoins could capture ~20% of the global stablecoin market, in accordance with its role in settling global trade

Regulatory Compliance

- AllUnity obtained an EMI license from BaFin
- MiCAR framework compliant

Launched through a partnership between
DWS
&
FLOW TRADERS
&
galaxy

12 GALAXY Data Centers Developing infrastructure for an AI-enabled future. Data Centers High-Performance Computing Infrastructure

13 GALAXY DATA CENTERS Galaxy is well-positioned to be a leader in developing and operating high-performance computing infrastructure Data Centers High-Performance Computing Infrastructure Helios Overview Location Dickens County, TX Committed Capacity 800 MW Approved Capacity 800 MW Load Capacity Under Study 2,700 MW Campus Acreage1 1,500 Acres Electricity Market ERCOT West Load Zone (1) Campus acreage represents contiguous land under Galaxy’s direct control.

14 GALAXY DATA CENTERS

Data Centers | High-Performance Computing Infrastructure

AI and HPC Infrastructure

CoreWeave, as our anchor tenant, has committed to a total of 526 MW of critical IT capacity for a period of 15 years, generating an anticipated average annual revenue of over $1B for the combined three phases.

Phase I

133 MW
Contracted Critical IT Load[1]

1H26
Expected Delivery Date[2]

Phase II

260 MW
Committed Critical IT Load[1]

2027
Expected Delivery Date[2]

Phase III

133 MW
Committed Critical IT Load[1]

2028
Expected Delivery Date[2]

Phase I + II + III

526 MW
Committed Critical IT Load[1]

15 Years
Contract Term

$1B+
Anticipated Average Annual Revenue for Combined Phases[3]

90%
Anticipated EBITDA Margins[3]

(1) Approximately 200 MW of gross power capacity for Phase I, approximately 400 MW of gross power capacity for Phase II, and approximately 200 MW of gross power capacity for Phase III.
(2) Will be completed in phases, with the full capacity for Phase I expected to be delivered by the end of the first half of 2026, Phase II throughout 2027, and Phase III starting in 2028.
(3) Based on contractual terms, internal estimates for capital expenditures, and assumes full capacity utilization of the 526 MW of critical IT load. Anticipated Average Annual Revenue over the 15-year term includes the impact of annual escalators. Actual results may differ materially due to business, economic and competitive uncertainties and contingencies, which are beyond the control of the Company and its management and subject to change.

15 GALAXY Appendix

16 GALAXY APPENDIX Reconciliation of Non-GAAP Metrics Reconciliation to Adjusted Gross Profit Three Months Ended June 30, 2025 Revenues and gains / (losses) from operations $9,056,649 (-) Impairment of digital assets 8,629,940 (-) Transaction expenses 127,477 Adjusted gross profit $299,232 Reconciliation to Adjusted EBITDA Three Months Ended June 30, 2025 Net income / (loss) $30,691 Add back: Equity based compensation 18,783 Interest expense 12,042 Taxes 11,470 Depreciation and amortization expense 7,458 Unrealized (gain) / loss on notes payable – derivative 125,150 Mining related impairment loss / loss on disposal 15 Settlement expense 1,557 Other (income) / expense, net (806) Reorganization and domestication costs 4,867 Adjusted EBITDA $211,227